                                                                    EXHIBIT 4.1




AHL NUMBER                                                       SHARES
          ---------                                                    ---------


          [THE ARGENBRIGHT COMPANIES AHL SERVICES INC. THE ADI GROUP
                                    LOGO]

                              AHL SERVICES, INC.

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


             INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA
                                                               CUSIP 001296 10 2



THIS CERTIFIES THAT






is the owner of


FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE EACH,
                                      OF

AHL SERVICES, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated:

             COUNTERSIGNED AND REGISTERED:
             FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                      (CHARLOTTE, N.C.)
                                           TRANSFER AGENT
                                            AND REGISTRAR
             BY

                                     AUTHORIZED SIGNATURE



               [AHL SERVICES, INC. CORPORATE SEAL 1997 GEORGIA
                                    SEAL]



                                                    /s/ David L. Gansey
                                                    ----------------------------
                                                    SECRETARY


                                                    /s/ Frank A. Argenbright Jr.
                                                    ----------------------------
                                                    CHAIRMAN AND CO-CHIEF
                                                    EXECUTIVE OFFICER

                              AHL SERVICES, INC.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulation:

    TEN COM -- as tenants in common            UNIF GIFT MIN ACT --               Custodian
    TEN ENT -- as tenants by the entireties                        ---------------          ---------------
    JT TEN  -- as joint tenants with right of                           (Cust)                   (Minor)
               survivorship and not as tenants                     under Uniform Gift to Minors
               in common                                           Act
                                                                       -------------------------------------
                                                                                    (State)

    Additional abbreviations may also be used though not in the above list.




    For value received,______________________________________________herby sell, assign and transfer unto

    PLEASE INSERT SOCIAL OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------------------





                           NOTICE:
                                   ---------------------------------------------
                                   THE SIGNATURE TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                   FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                   WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                   CHANGE WHATEVER.








          SIGNATURE(S) GUARANTEED:
                                   ---------------------------------------------
                                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION (BANK,
                                   STOCKBROKERS, SAVING AND LOAN ASSOCIATIONS
                                   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                   APPROVED SIGNATURE GUARANTEE MEDALLION
                                   PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.













KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.